VOYA GOVERNMENT MONEY MARKET PORTFOLIO
Voya Government Money Market Portfolio
(the “Portfolio”)
Supplement dated September 22, 2026
to the Portfolio’s current Summary Prospectus and Prospectus, each dated May 1, 2026
(each a “Prospectus” and collectively, the “Prospectuses”)
Effective immediately, the Prospectuses are revised as follows:
1.Footnote number 2 of the sub-section of the Prospectus entitled “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” in the Portfolio’s Summary Section is deleted in its entirety and replaced with the following:
2.Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.40% for Class I shares through May 1, 2027 (the “Expense Limitation Agreement”). The limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended. Modification of the Expense Limitation Agreement requires written agreement signed by each of the parties and approval by the Portfolio’s Board of Trustees (the “Board”). The Expense Limitation Agreement shall terminate with respect to the Portfolio upon termination of the Portfolio’s advisory agreement with the Investment Adviser, or it may be terminated by Voya Government Money Market Portfolio (the “Trust”), without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business.
2.The sub-section of the Prospectus entitled “Expense Limitation Agreement – Voya Government Money Market Portfolio” in the “Management of the Portfolios” of the Portfolio’s Statutory Section is deleted in its entirety and replaced with the following:
Money Market Portfolio Expense Limitation Agreement
The distributor and the Investment Adviser have contractually agreed to waive a portion of their management fees and distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero on a daily basis. There is no guarantee that the Portfolio will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed by the Investment Adviser are subject to possible recoupment by the Investment Adviser within three years. Recoupment is permitted only to the extent that the Portfolio’s gross income exceeds its expenses and may not result in a daily yield of less than 0.00%. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and servicing fees waived are not subject to recoupment. This Money Market Portfolio Expense Limitation Agreement will continue through May 1, 2027. Termination or modification of this arrangement requires approval by the Board.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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